AAL VARIABLE PRODUCT SERIES FUND, INC.

                                   PROSPECTUS
                                   MAY 1, 2000

                             As Revised May 5, 2000
                        As Further Revised July 7, 2000


               AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

         The portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

               AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO

         The portfolio strives for long-term capital growth by investing primarily in foreign stocks.

               AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

        The portfolio strives for investment results that approximate the performance of the S&P 500 Index, by investing primarily in common stocks of the index.

                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

      The portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds."


     This Fund prospectus provides information that you ought to know before investing. Please keep the prospectus for future reference. If you have questions or want any additional material, call us at (800)225-5225 or
(920)734-5721 locally. The telecommunications device for the deaf (TDD) number is (800)735-9644.



         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page

RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

         Organization
         Small Company Stock Portfolio
         International Stock Portfolio
         Large Company Stock Portfolio
         High Yield Portfolio

MANAGEMENT OF THE FUND

         The Adviser
         Sub-Advisers
         Adviser Fees
         Portfolio Managers

PERFORMANCE INFORMATION

         Yields and Total Returns
         Index Information

PRICING OF FUND SHARES

TAX MATTERS

FINANCIAL HIGHLIGHTS

RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

ORGANIZATION


         The AAL Variable Product Series Fund, Inc. (the Fund) is a mutual fund. Shares of the Fund are sold to the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I and other retirement plans. Shares of the Fund may also be sold to other separate accounts in the future. Shares are not sold to the public or members directly. This Fund prospectus describes the goals and risks of seven portfolios. We cannot assure you that the portfolios will meet their investment goals. You bear all the investment risk for the performance of the portfolios. The share price will vary with the performance of the portfolios.

         "We" refers to Aid Association for Lutherans (AAL) or AAL Capital Management Corporation (AAL CMC). AAL CMC advises the Fund and AAL issues certificates for the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity and the AAL Universal Life. AAL is also the transfer agent for the Fund shares and the sponsor of the savings plan described below.


The Aid Association for Lutherans Savings Plan


        We also sponsor the Aid Association for Lutherans Savings Plan, a 401(k) plan for our employees (plan participants). Plan participants have the option, among other investment selections, to direct that all or a portion of the assets in their savings plan accounts be invested in certain of the portfolios. You should refer to your savings plan documents for more information on your investment choices and how to invest in the portfolios.

        Due to differences in tax treatment and other considerations, a conflict could arise between the interests of certificate owners and the interest of plan participants with respect to their investments in the portfolios. The Fund Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflicts. The Fund may in the future elect to make shares of the portfolios available to other separate accounts for variable products established by AAL, variable product separate accounts established by other insurance companies and/or qualified employee retirement plans of other companies. Such additional participants could increase the possibility that a conflict might arise.


        If you are a certificate owner or plan participant, you do not directly own the shares of the Fund, but certain voting privileges pass to you. The SEC does not supervise the variable accounts or any retirement plan.

AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

         This portfolio is not available until October 16, 2000.

INVESTMENT OBJECTIVE

         The portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

INVESTMENT STRATEGIES


         This portfolio is indexed against the S&P SmallCap 600 Index by holding the stocks that make up the index in proportion to their weighting in the index. We select stocks through the use of computer models instead of using traditional analysis to duplicate the index. We try to hold all of the stocks that make up the index; however there may be variations and delays from time to time due to periodic changes made to the index. We expect portfolio turnover of no more than 50% per year.


         To the extent possible, the portfolio should be fully invested. Our ability to match the performance of the S&P SmallCap 600 Index will be affected to some extent by the size and timing of cash flows into and out of the portfolio. Since the portfolio has expenses that an index does not have, the performance will not match the index exactly. We will try to manage the portfolio to reduce such effects.


         We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the portfolio's assets. For defensive purposes, we may invest up to 20% of the portfolio's net assets in securities of foreign issuers. These temporary defensive measures may cause the portfolio not to achieve its investment objective. Small company stocks are considerably more risky than large company stocks since small companies are less mature and don't have access to financial resources that a large company would have. While the risks are greater, so is the potential for greater reward. Although we will attempt to follow the performance of the S&P SmallCap 600 Index, we cannot guarantee these results. You could lose money by investing in the portfolio.




PRIMARY RISKS

         There are two primary types of risk to which this portfolio is subject: financial risk and market risk. Financial risk is the possibility that an individual company may not perform well and, as a result, the value of that company's security may decline. Financial risk is more pronounced in the securities of small, less established companies that make up the bulk of the portfolio. Market risk is the risk that the value of the portfolio's shares go up and down, to some degree, with the market. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies. The stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Historically, small capitalization stocks have experienced more price volatility than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include:

o    less certain growth prospects of small firms;

o    lower degree of liquidity in the markets for such stocks; and

o    greater sensitivity of small companies to changing economic conditions.


The value of the portfolio's investments may increase and decrease substantially more than the stock market, as generally measured by a market benchmark index, usually the S&P 500 Index. As a result, you have a greater risk of losing money in this portfolio.

PAST PERFORMANCE

     The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. As with all investments, past performance is not a guarantee of future results. Although the portfolio strives for investment returns similar to the S&P SmallCap 600 Index, such returns will always be lower because the portfolio has expenses that an index does not.

TOTAL RETURN AS OF DECEMBER 31 [SHOWN AS BAR CHART]

18.19%                25.37%            0.14%             12.19%
1996                  1997              1998              1999


Best Quarter:            Q4   1998           17.60%

Worst Quarter:           Q3   1998           (20.77)%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                      1 Year       Inception (6/14/95)

Small Company Stock Portfolio         12.19%       14.38%

S&P SmallCap 600 Index*               12.40%       15.75%

* The S&P SmallCap 600 Index is an unmanaged index comprised of 600 small cap domestic stocks.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor, you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                  None
      Maximum Deferred Sales Charge (Load)                              None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
      Redemption Fee                                                    None
      Exchange Fee                                                      None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):

      Management Fees                                                0.35%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.06%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.41%%


* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.35%.

Expense Example

------------------ ----------------- ----------------- ---------------
1 Year             3 Years           5 Years           10 Years
------------------ ----------------- ----------------- ---------------
------------------ ----------------- ----------------- ---------------

$43                $135              $235              $529

------------------ ----------------- ----------------- ---------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO

INVESTMENT OBJECTIVES

         The portfolio strives for long-term capital growth by investing primarily in foreign stocks.

INVESTMENT STRATEGIES

         The sub-adviser invests at least 65% of total assets in foreign stocks and convertible foreign securities of at least three different countries. It may invest the balance of total assets in U.S. or additional foreign stocks and up to 20% of total assets in debt securities or money market instruments. Debt securities may include unrated securities and lower-rated debt, commonly referred to as "junk bonds." We do not place any restrictions on the debt ratings of securities the sub-adviser acquires or the portion of the portfolio's assets we may invest in a particular rating category. The portfolio may temporarily invest up to 100% of its total assets in cash, short-term money market obligations and investment grade fixed-income securities when the sub-adviser believes that anticipated adverse market, economic, political or other circumstances expose the portfolio to a risk of loss. These temporary defensive measures may cause the portfolio not to achieve its investment objective.

         We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging (for example, Indonesia and Argentina). We do not have any limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of total assets in emerging markets. You could lose money by investing in this portfolio. For defensive purposes, we may invest in money market instruments.



[Sidebar: What is a Foreign Security?]

         A foreign security is any non-U.S. Security that is issued by a company of a particular country. We consider a company to be from a particular country if it:

(1)  is organized under the laws of that country;

(2)  has at least 50% of the value of its assets located in that country; or

(3)  gets at least 50% of its income from operations or sales in that country.

[Sidebar: Emerging Markets]


A country in the beginning stages of developing its economy is an emerging market. Developing countries have less diverse economic structures and less stable political systems than those of developed countries. As a result, markets of developing countries may be more volatile than the markets of more mature economies.


PRIMARY RISKS

         The primary risk is foreign investment risk, which includes currency, liquidity and increased price volatility risks. Since foreign securities are often paid for in currencies of foreign countries, the portfolio is subject to currency exchange rate fluctuations affecting the value of these securities. This means that the value of securities could increase or decrease in part due to the discrepancies between U.S. and foreign currencies. Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. In the case of foreign securities, some securities are less liquid because foreign markets are not as sophisticated or efficient. Developing countries have economic structures and political systems that are not as mature or stable as those of developed countries. We may invest from 0% to 100% of the portfolio's total assets in emerging growth countries, which may entail more risk than investing in mature countries. There is the possibility that a foreign security may lose some or all of its value.


PAST PERFORMANCE

         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance for the calendar year ended December 31, 1999. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. As with all investments, past performance is not a guarantee of future results.

TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]


41.50%
1999

Best Quarter:          Q4     1999     23.88%

Worst Quarter:         Q3     1998     (14.25)%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                  1 Year               Inception (3/2/98)

International Portfolio           41.50%               27.56%

EAFE(R)Index*                     26.96%               18.70%

* The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index) is a stock index designed to measure the investment returns of the developed countries outside North America. The EAFE(R) Index currently includes stocks from 21 countries.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
      Redemption Fee                                                     None
      Exchange Fee                                                       None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)

      Management Fees                                                0.80%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.33%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     1.13%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.80%.

Expense Example

-------------------- --------------------- ------------------- ----------------
1 Year               3 Years               5 Years             10 Years
-------------------- --------------------- ------------------- ----------------
-------------------- --------------------- ------------------- ----------------

$117                 $366                  $634                $1,401

-------------------- --------------------- ------------------- ----------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.

AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio strives for investment results that approximate the performance of the S&P 500 Index, by investing primarily in common stocks of the index.

INVESTMENT STRATEGIES

         We select stocks through the use of computer models instead of using traditional analysis to duplicate the S&P 500 Index. We select stocks that make up the S&P 500 Index in proportion to their weighting in the index. We try to hold all of the stocks that make up the index, however there may be variations and delays from time to time due to periodic changes to the index. We expect portfolio turnover of no more than 50% per year.

         To the extent possible, the portfolio will be fully invested. Our ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the portfolio. The portfolio has expenses that an index does not have, so the portfolio will not be able to match the performance of its index exactly. We will try to manage the portfolio to reduce such effects.

         We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the portfolio's assets. For defensive purposes, we may invest up to 20% of the portfolio's net assets, in securities of foreign issuers. These temporary defensive measures may cause the portfolio not to achieve its investment objective. Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Although we will attempt to follow the performance of the S&P 500 Index, we cannot guarantee these results. You could lose money investing in this portfolio.

PRIMARY RISKS


         There are two primary types of risk to which this portfolio is subject: financial risk and market risk. Financial risk is the possibility that an individual company may not perform well and, as a result, the value of that company's security may decline. Market risk is more universal, the value of the portfolio's shares tend to go up and down, to some degree, with the market. The stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the portfolio's investments may move with these cycles however they could increase and decrease more than the stock market in general, as measured by the S&P 500 Index.


PAST PERFORMANCE


         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. Although the portfolio strives for investment returns similar to the S&P 500 Index, such returns will usually be lower because the portfolio has expenses that an index does not. As with all investments, past performance is not a guarantee of future results.


TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]


22.47%                32.59%            28.36%            20.52%
1996                  1997              1998              1999

Best Quarter:          Q4     1998   21.28%

Worst Quarter:         Q3     1998   (9.83)%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                      1 Year          Inception (6/14/95)

Large Company Stock Portfolio         20.52%          26.59%

S&P 500 Index*                        21.04%          27.00%

* The S&P 500 Index is a well-known, unmanaged index comprised of 500 widely-held common stocks.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables. Note that the expenses shown in the tables are only at the portfolio level.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                    None
      Maximum Deferred Sales Charge (Load)                                None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
      Redemption Fee                                                      None
      Exchange Fee                                                        None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):


      Management Fees                                                0.32%

      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.03%

      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.35%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.32%.


Expense Example

-------------------- ------------------- -------------------- -----------------
1 Year               3 Years             5 Years              10 Years
-------------------- ------------------- -------------------- -----------------
-------------------- ------------------- -------------------- -----------------

$37                  $115                $201                 $453

-------------------- ------------------- -------------------- -----------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds."

INVESTMENT STRATEGIES

         Usually, the adviser invests at least 65% of the portfolio's total assets in high-yield bonds. We may invest the remaining 35% of the portfolio's total assets in any combination of additional high-yield bonds, common and preferred stocks; investment grade bonds; and government obligations. We may invest up to 20% of the portfolio's net assets in bonds of foreign issuers. The portfolio may temporarily invest up to 100% of its total assets in cash, short-term money market obligations and investment grade fixed-income securities when adverse market, economic, political or other circumstances expose the portfolio to a risk of loss. These temporary defensive measures may cause the portfolio not to achieve its investment objective.

         In evaluating the quality of a particular high-yield bond for purchase by the portfolio, we do not rely exclusively on credit ratings. In appropriate circumstances, we perform our own credit analysis. We consider the issuer's:

o  financial resources;                            o debt maturity schedules;
o  operating history;                              o borrowing requirements; and
o  sensitivity to economic conditions and trends;  o management's abilities.
o relative values based on anticipated cash flow, interest and asset coverages and earning prospects



         We attempt to identify those issuers of high-yield bonds whose financial conditions are adequate to meet future obligations, has improved or is expected to improve in the future. However, we do not have restrictions on the rating level of the securities in the portfolio and may purchase and hold securities in default.


         We expect that portfolio turnover typically will not exceed 100%.

[Sidebar: Junk Bonds]

High-yield bonds have a higher yield to compensate for the greater risk that the issuer might not make its interest and principal payments. Most bonds are rated by national ratings agencies according to the issuer's ability to maintain interest payments and repay the principal amount at the time the bonds come due. High-yield bonds are speculative and, therefore, typically considered below investment-grade by these ratings agencies. High yield bonds include:


        o fixed rate bonds;           o floating rate interest debt obligations;
        o variable rate bonds;        o deferred interest debt obligations;
        o convertible bonds;          o structured debt obligations;
        o zero coupon bonds;          o asset-backed debt obligations; and
        o payment-in-kind bonds;      o mortgage-backed debt obligations.



PRIMARY RISKS

         There are three primary risks the portfolio is subject to: credit risk, interest rate risk and market risk. The primary risk of investing in the high-yield sector is the credit risk. All bonds are subject to credit risk but particularly high-yield bonds, which have greater risks of default than higher rated bonds. There is not as much protection of interest and principal payments with a high-yield bond as there is with a lower yielding, higher rated bond. In fact, some of the bonds in the portfolio may already be in default. The market value of high-yield bonds tends to be more sensitive to economic conditions than are higher rated securities. This can happen due to poor business performance or a downturn in the economy. Interest rate risk is the risk that bond income levels do not keep track with inflation. In times of inflation, a bond's yield may become worth less over time. This affect could reduce the overall return of the portfolio. However, the reverse is true if interest levels are low.

         Frequently, high-yield bonds have a less liquid resale market than the market for investment grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell in order to meet redemption requests and/or selling or disposing of portfolio securities on favorable terms. The high-yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions, whether or not based on fundamental analysis, decreasing market sales and liquidity, especially on the lesser-traded issues.

         All of the mentioned risks may negatively impact the value of a security, which in turn, could cause a corresponding decline in the net asset value of the portfolio. You could lose money by investing in this portfolio.


PAST PERFORMANCE

         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance for the calendar year ended December 31, 1999. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. As with all investments, past performance is not a guarantee of future results.

TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]

(4.45)%
1999

Best Quarter:                  Q4     1998       2.11%

Worst Quarter:                 Q3     1998       (7.28)%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                              1 Year          Inception (3/2/98)

High Yield Bond Portfolio                     (4.45)%         (4.19)%

Merrill Lynch High Yield Master Index*        1.57%           1.86%

* The Merrill Lynch High Yield Master Index(R) is an unmanaged index composed of over 900 "cash pay" high-yield bonds representative of the high-yield market as a whole.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables. Note that the expenses shown in the following tables are only at the portfolio level.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
      Redemption Fee                                                     None
      Exchange Fee                                                       None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):

      Management Fees                                                0.40%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.10%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.50%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.40%.

Expense Example

--------------------- -------------------- -------------------- ---------------
1 Year                3 Years              5 Years              10 Years
--------------------- -------------------- -------------------- ---------------
--------------------- -------------------- -------------------- ---------------

$52                   $164                 $286                 $642

--------------------- -------------------- -------------------- ---------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



                             MANAGEMENT OF THE FUND

THE ADVISER


         Effective January 1, 2000, in connection with AAL's restructuring and the consolidation of its advisory functions, AAL Capital Management Corporation (AAL CMC) became the Investment Adviser to the AAL Variable Product Series Fund, Inc. AAL CMC is a Delaware Corporation and a registered investment adviser. In addition to being the Investment Adviser, AAL CMC is also the distributor of the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity, and AAL Variable Universal Life Products. Pursuant to the investment advisory agreement, AAL CMC determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the portfolios. AAL CMC implements the investment program for the portfolios consistent with each portfolio's investment objectives, policies and restrictions. The Fund's Board of Directors supervises the investment management service that AAL CMC provides to the Fund. AAL CMC has principal offices at 222 West College Avenue, Appleton, Wisconsin 54919-0007. As of December 31, 1999, AAL CMC managed over $7.4 billion in assets. AAL CMC is a wholly-owned subsidiary of AAL.

         AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.7 million members and is one of the world's largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance (nearly $88 billion in force). Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. AAL's principal address is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.


SUB-ADVISER

International Stock Portfolio

         Oechsle International Advisors, LLC (Oechsle LLC) is the sub-adviser to the International Stock Portfolio. Oechsle LLC is a Delaware limited liability company and a registered investment adviser. It has served as sub-adviser to the portfolio since it commenced operation on March 2, 1998. Oechsle LLC makes the day-to-day investment decisions for the portfolio under our direction and control. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the portfolio. Oechsle, LLC has principal offices at One International Place, Boston, Massachusetts 02110. As of December 31, 1999, Oechsle managed over $19.0 billion in assets.

High Yield Bond Portfolio

Pacific Investment Management Company (PIMCO) is the sub-adviser to the High Yield Bond Portolio. PIMCO is a registered investment adviser and is located at 840 Newport Center Drive, Newport Beach, California, 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2000, PIMCO had over $199 billion in assets under management. On
July 1, 2000, PIMCO began managing the day-to-day investment of portfolio assets under our direction and control. At that time, Benjamin L. Trosky became the portfolio manager of the High Yield Bond Portfolio, replacing David G. Carroll. Mr. Trosky is a Managing Director of PIMCO. He joined PIMCO as a Portfolio Manager in 1990, and has managed fixed income accounts for various institutional clients and mutual funds since that time.


ADVISER FEES


         We receive an investment management fee for each portfolio of the Fund. The fee is a daily charge equal to the annual rate of a percent of average daily net assets of each portfolio. We agreed to pay on behalf of each portfolio, or reimburse each portfolio, all expenses in excess of management fees. The adviser fees paid by the portfolios for 1999 are set forth in the table below. We pay a sub-advisory fee to Oechsle LLC out of the adviser fees that we receive from the International Stock Portfolio.


------------------------- ----------------------------------------
PORTFOLIO                            % OF AVERAGE NET
                                    ASSETS FOR THE YEAR

                                      ENDED 12/31/99


Small Company             0.35%

------------------------- ----------------------------------------
------------------------- ----------------------------------------

International             0.80%

------------------------- ----------------------------------------
------------------------- ----------------------------------------

Large Company             0.32%

------------------------- ----------------------------------------
------------------------- ----------------------------------------

High Yield                0.40%

------------------------- ----------------------------------------
------------------------- ----------------------------------------


         For the International Stock Portfolio, we pay Oechsle LLC the following agreed upon amounts based on that portfolio's average daily net assets:



                TOTAL ASSETS                 ANNUAL FEE
                 First $20 million             0.54%
                 Next $30 million              0.45%
                 Over $50 million              0.36%


PORTFOLIO MANAGERS

PORTFOLIO                 PORTFOLIO MANAGER(S)         EXPERIENCE

Small Company Stock       Brian J. Flanagan, CFA       Has been the portfolio manager since March 1, 1997.  Mr.
                          Assistant Portfolio          Flanagan has served in a number of investment roles with us.
                          Manager                      Since 1998, Mr. Flanagan has also been assisting in the
                                                       portfolio management of
                                                       the AAL Mid Cap Stock
                                                       Fund. From 1996 to 1998,
                                                       he served first as
                                                       analyst and later as
                                                       portfolio manager for the
                                                       small cap portfolio of
                                                       the AAL Savings Plan.
                                                       From 1994 to 1995, Mr.
                                                       Flanagan was the analyst
                                                       for the fixed-income
                                                       portfolio for the plan.

International Stock       Kathleen Harris              Managing the portfolio since it commenced operation on March
                          Portfolio Manager            2, 1998.  Both Ms. Harris and Mr. Roche are employees of
                                                       Oechsle, LLC, the sub-adviser.  Ms. Harris has been a
                          Sean Roche                   portfolio manager at Oechsle since January 1995.  Prior to
                          Portfolio Manager            this, she was portfolio manager and Investment Director for the State of Wisconsin Investment Board and a Fund manager and
                                                       Equity Analyst for Northern Trust Company.  Mr. Roche has been a general partner and portfolio manager with Oechsle since
                                                       1986.

Large Company Stock       David J. Schnarsky, CFA      Has been the portfolio manager since the portfolio commenced
                          Assistant Vice President     operations on June 14, 1995.  Mr. Schnarsky has also served as the portfolio manager of the equity portfolio of AAL's general account and for the AAL Savings Plan since 1991.  Mr.
                                                       Schnarsky has been employed by us since 1991.

High Yield Bond           Benjamin L. Trosky           Mr. Trosky has been the portfolio manager since July 1, 2000,
                          Portfolio Manager            when PIMCO began sub-advising the portfolio.  Mr. Trosky is a
                                                       Managing Director of PIMCO.  He joined PIMCO as a Portfolio
                                                       Manager in 1990, and has managed fixed income accounts for various institutional clients and mutual funds since that time.
                                                       Previous to July 1, 2000, Dave Carroll was the portfolio manager.



                                                        PERFORMANCE INFORMATION

         From time to time, we calculate and advertise performance information for different periods of time by quoting yields or total returns designed to inform you of the performance of a portfolio. We show yields and total returns based on historical performance but these yields and returns do not reflect charges or deductions against the relevant variable account or the relevant certificates. We expect each indexed portfolio (Small Company Stock and Large Company Stock) to track its respective index as closely as possible.
However, a portfolio has operating expenses that an index does not, so a portfolio will not be able to match the performance of its index exactly. Historical performance does not indicate future performance.

YIELDS AND TOTAL RETURNS

     Yield and total return quotations reflect the performance of a hypothetical investment during a specified period. These returns are based on historical performance and do not in any way indicate future performance. The yield of a portfolio refers to the income made by an investment over a 30-day period expressed as a percentage. We calculate the yield by dividing the net investment income per share for the period by the price per share on the last day of that period. We annualize the yield and show it as a percentage. This means that we assume the income is earned for each 30-day period for twelve periods then we express this as a percentage. The effective yield will be slightly higher than the yield quotation because of the compounding effect of the assumed weekly reinvestment.

         The total return of a portfolio refers to the percentage change in value of an investment in the portfolio. For this calculation, we assume all income and capital gains distributions are reinvested and a proportional share of portfolio expenses is deducted during a specified period of time. We calculate total returns for one-, five- and ten-year periods or for the life of the portfolio. Average annual total return is the constant rate of return over a specified period that is compounded annually.

         Whenever we advertise performance, we include standardized yield and total return information calculated in accordance with methods established by the SEC. We may also include other total return calculations (known as a nonstandardized calculation) such as cumulative rates of return or returns calculated for periods other than those prescribed by the SEC.

INDEX INFORMATION

     From time to time, we may compare the performance of the portfolios with that of their benchmark index. Two portfolios are considered to be indexed portfolios: Large Company Stock and Small Company Stock. These portfolios are passively managed; securities that comprise the portfolio are the same as the securities in their respective index or a representative sample of securities in their index. The other portfolios (International Stock and High Yield Bond) are actively managed; the portfolios' managers use their own discretion to determine whether to include a security in a portfolio. We may compare some of these actively managed portfolios to benchmark indexes to give you a perspective on the portfolios' performance.

S&P 500 and S&P SmallCap 600 Indexes

         Standard & Poor's (Standard & Poor's or S&P) compiles several broad-based indexes used as benchmarks for tracking certain types of markets. The most widely known index is the S&P 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. The companies whose stocks are included in this index tend to be the leading companies in leading industries within the U.S. economy. The weightings make each company's influence on the index' performance directly proportional to that company's market value. This characteristic has made the S&P 500 Index the investment industry standard for measuring the performance of portfolios comprised of large-capitalization stocks.

         Another index from Standard & Poor's we use as a benchmark is the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a benchmark index for tracking small-capitalization stocks ranging in value from approximately $29 million to $2.9 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking small-cap stocks. The 600 stocks that make up the index are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the index are liquid, meaning they are easily traded. These characteristics of the S&P SmallCap 600 Index make it relatively easy to emulate. The easier it is to track an index, the more likely that a portfolio is to tracking the index' performance. As of March 1, 1998, we began investing in the stocks that make up the S&P SmallCap 600 Index and using the index for comparison purposes for our Small Company Stock Portfolio.

         Both the S&P 500 and the S&P SmallCap 600 Indexes are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stock to its indexes. Selection of a stock for inclusion in either S&P index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor's only relationship to the Fund is the licensing of the Standard & Poor's Marks, the S&P 500 Index and the S&P SmallCap 600 Index. These indexes are determined, composed and calculated by Standard & Poor's without regard to any particular portfolio of the Fund.

     "Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "S&P 500(R)," "500," "Standard &Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation regarding the advisability of investing in the product. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.



                             PRICING OF FUND SHARES


        Once each day that we are open for business, we determine the Net Asset Value (NAV) per share of any portfolio at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time. We do not determine the NAV on holidays observed by the Exchange or AAL. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. Some of the Portfolios hold securities that traded primarily on foreign exchanges. These exchanges may trade on weekends or other days when the portfolios do not price their shares. Accordingly, it is possible that the value of a portfolio's shares may change at times when those shares may not be purchased or redeemed.


        We compute the NAV of shares by dividing the total of each portfolio's assets, less all liabilities, by the total number of outstanding shares of that portfolio. We value securities owned by the portfolio for which market quotations are readily available at current market value. We determine, in good faith, the value of all other securities and assets at fair value by or under the direction of the Fund's Board of Directors.

                                   TAX MATTERS

     Since you do not own shares of the Fund directly, any transaction relating to your savings plan results in tax consequences at that level. Please refer to the tax discussion in your savings plan documents for more information.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the portfolios' financial performance for the period of the portfolios' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the portfolio assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, are included in the annual report. We will provide you with an annual report upon request.

[each portfolio's table on its own page]

----------------------------------------------------------------------------------------------------------------------
               AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
                                                    Year Ended   Year Ended       Year      Year Ended   Period Ended
                                                     12/31/99     12/31/98       Ended       12/31/96    12/31/95 (a)
                                                                                12/31/97
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE: BEGINNING OF PERIOD                $12.40       $14.88       $12.54        $10.99       $10.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             0.06         0.08         0.11          0.12         0.08

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized and unrealized gains (losses) on     1.43         (0.13)       3.05          1.86         0.99

investments
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL FROM INVESTMENT OPERATIONS                    1.49         (0.05)       3.16          1.98         1.07

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             (0.06)       (0.08)       (0.11)        (0.12)       (0.07)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized gains                                (0.63)       (2.35)       (0.71)        (0.31)       (0.01)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL DISTRIBUTIONS                                 (0.69)       (2.43)       (0.82)        (0.43)       (0.08)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net increase (decrease) in net asset value          0.80         (2.48)       2.34          1.55         0.99

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE:  END OF PERIOD                     $13.20       $12.40       $14.88        $12.54       $10.99

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL RETURN                                        12.19%       0.14%        25.37%        18.19%       10.70%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net assets, end of period (in thousands)            $225,952     $198,321     $152,928      $70,209      $15,666

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (b)         0.35%        0.35%        0.35%         0.35%        0.35%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       0.49%        0.55%        0.81%         1.14%        1.43%
assets (b)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Portfolio turnover rate                             30.51%       103.70%*     29.65%        20.14%       2.85%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (b)         0.41%        0.43%        0.45%         0.75%        1.37%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       0.44%        0.47%        0.71%         0.74%        0.41%
assets (b)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------
(a) From commencement of operations on June 14, 1995.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(b) Calculated on an annualized basis
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

* Prior to March 1, 1998, the portfolio's objective was to approximate the performance of Wilshire Small Cap Index. Shareholders approved the change based on the Board of Directors' recommendation that the S&P SmallCap 600 Index better represents the performance of small cap stocks generally, and because this index reports performance information on a daily basis.

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------- ------------- ---------------
                                                    Year Ended    Period Ended
                                                     12/31/99     12/31/98 (a)
--------------------------------------------------------------------------------
--------------------------------------------------- ------------- ---------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net investment income                             0.06          0.09

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net realized and unrealized gains (losses) on     4.51          0.96

investments
--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

TOTAL FROM INVESTMENT OPERATIONS                    4.57          1.05

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net investment income                             (0.09)        -

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net realized gains                                (0.09)        -

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

TOTAL DISTRIBUTIONS                                 (0.18)        -

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Net increase (decrease) in net asset value          4.39          1.05

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

NET ASSET VALUE:  END OF PERIOD                     $15.44        $11.05

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

TOTAL RETURN                                        41.50%        10.41%

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Net assets, end of period (in thousands)            $44,017       $15,595

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Ratio of expenses to average net assets (b)         0.80%         0.80%

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Ratio of net investment income to average net       0.74%         1.25%
assets (b)

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Portfolio turnover rate                             45.08%        32.66%

--------------------------------------------------- ------------- ---------------
---------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

---------------------------------------------------------------------------------
--------------------------------------------------- ------------ ----------------

Ratio of expenses to average net assets(b)          1.13%        1.30%

--------------------------------------------------- ------------ ----------------
--------------------------------------------------- ------------ ----------------

Ratio of net investment income to average net       0.41%        0.75%
assets(b)

--------------------------------------------------- ------------ ----------------
---------------------------------------------------------------------------------
(a) From commencement of operations on March 2, 1998.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(b) Calculated on an annualized basis.
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
               AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
                                                    Year Ended   Year Ended       Year      Year Ended   Period Ended
                                                     12/31/99     12/31/98       Ended       12/31/96    12/31/95 (a)
                                                                                12/31/97
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE: BEGINNING OF PERIOD                $22.90       $18.06       13.83         $11.51       $10.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             0.25         0.24         0.23          0.23         0.11

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized and unrealized gains (losses) on     4.42         4.85         4.25          2.34         1.52

investments
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL FROM INVESTMENT OPERATIONS                    4.67         5.09         4.48          2.57         1.63

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             (0.25)       (0.24)       (0.23)        (0.23)       (0.11)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized gains                                (0.22)       (0.01)       (0.02)        (0.02)       (0.01)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL DISTRIBUTIONS                                 (0.47)       (0.25)       (0.25)        (0.25)       (0.12)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net increase (decrease) in net asset value          4.20         4.84         4.23          2.32         1.51

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE:  END OF PERIOD                     $27.10       $22.90       $18.06        $13.83       $11.51

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL RETURN                                        20.52%       28.36%       32.59%        22.47%       16.39%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net assets, end of period (in thousands)            $873,762     $572,361     $318,475      $120,089     $23,138

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (b)         0.32%        0.33%        0.35%         0.35%        0.35%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       1.01%        1.20%        1.48%         1.97%        2.27%
assets (b)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Portfolio turnover rate                             2.74%        1.49%        1.00%         1.77%        0.47%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (b)         0.35%        0.38%        0.43%         0.63%        1.26%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       0.98%        1.15%        1.39%         1.69%        1.37%
assets (b)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------
(a) From commencement of operations on June 14, 1995.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(b) Calculated on an annualized basis.
----------------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ---------------
                                                    Year Ended    Period Ended
                                                     12/31/99     12/31/98 (a)
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

NET ASSET VALUE: BEGINNING OF PERIOD                $8.95        $10.00

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net investment income                             0.89         0.74

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net realized and unrealized gains (losses) on     (1.26)       (1.05)

investments
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

TOTAL FROM INVESTMENT OPERATIONS                    (0.37)       (0.31)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net investment income                             (0.89)       (0.74)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net realized gains                                -            -

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

TOTAL DISTRIBUTIONS                                 (0.89)       (0.74)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Net increase (decrease) in net asset value          (1.26)       (1.05)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

NET ASSET VALUE:  END OF PERIOD                     $7.69        $8.95

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

TOTAL RETURN                                        (4.45)%      (3.25)%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Net assets, end of period (in thousands)            $33,163      $27,965

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Ratio of expenses to average net assets (b)         0.40%        0.40%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Ratio of net investment income to average net       10.70%       9.54%
assets (b)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Portfolio turnover rate                             44.33%       25.43%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

--------------------------------------------------------------------------------
--------------------------------------------------- ------------ ---------------

Ratio of expenses to average net assets (b)         0.50%        0.54%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Ratio of net investment income to average net       10.61%       9.40%
assets (b)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------------------------------------
(a) From commencement of operations on March 2, 1998.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(b) Calculated on an annualized basis.
--------------------------------------------------------------------------------


---------------------------------------------------- -----------------------------------------------------------------------

                                 BOARD OF DIRECTORS  John O. Gilbert - Chairman of the Board
                                 OF THE FUND         F. Gregory Campbell
                                                     Woodrow E. Eno
                                                     Richard L. Gady
                                                     John H. Pender
                                                     Edward W. Smeds
                                                     Lawrence M. Woods

---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
                                           OFFICERS

                                                     Robert G. Same - President
                                                     James H. Abitz - Vice President
                                                     Woodrow E. Eno - Vice President
                                                     Charles D. Gariboldi - Treasurer
                                                     Frederick D. Kelsven - Secretary


---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------

                                 INVESTMENT ADVISER  AAL Capital Management Corporation
                                                     222 West College Avenue
                                                     Appleton, WI  54919-0007

---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
        SUB-ADVISER (INTERNATIONAL STOCK PORTFOLIO)  Oechsle International Advisors LLC
                                                     One International Place
                                                     Boston, MA 02110
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
            SUB-ADVISER (HIGH YIELD BOND PORTFOLIO)  Pacific Investment Management Company (PIMCO)
                                                     840 Newport Center Drive
                                                     Newport Beach, CA  92660
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
                                          CUSTODIAN  Citibank, N.A.
                                                     111 Wall Street
                                                     New York, NY  10043
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------

                                      LEGAL COUNSEL  Quarles & Brady LLP

                                                     411 East Wisconsin Avenue
                                                     Milwaukee, WI  53202
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
                               INDEPENDENT AUDITORS  Ernst & Young LLP
                                                     111 East Kilbourn Avenue
                                                     Milwaukee, WI  53202


                                                     PricewaterhouseCoopers LLP
                                                     Suite 1500
                                                     100 East Wisconsin Avenue
                                                     Milwaukee, WI 53202

---------------------------------------------------- -----------------------------------------------------------------------

[Back Cover Page]

ADDITIONAL INFORMATION



You can get the following Fund and account information free upon request:



Annual/Semi-Annual Report

                    Contains financial highlights, a list of securities holdings and a discussion of market conditions and their effects on the portfolios.

Statement of Additional Information (SAI)

                    Describes in more detail the policies and associated risks of the Fund and applicable account. This prospectus incorporates the SAI by reference (legally considers the SAI to be part of the prospectus).


How to get more information:

                   For variable products:

                   By telephone

                   800-225-5225

                   By mail

                   AAL Variable Products Service Center
                   4321 North Ballard Road
                   Appleton, WI  54919-0001

                   By e-mail

                   aalmail@aal.org

You can get copies of the PROSPECTUS, SAI AND ANNUAL REPORT by visiting the SEC's public reference room or by sending a request, with a fee to cover duplication costs, to the SEC's Public Reference Section (by phone 800/732-0330 or website www.sec.gov), Washington, DC 20549-6009



SEC file number:           811-8662



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